Merrill Lynch Investment Managers


Annual Report

February 28, 2001



Senior High
Income
Portfolio, Inc.





www.mlim.ml.com



Senior High Income Portfolio, Inc. seeks to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER


Investment Approach
Senior High Income Portfolio, Inc. consists largely of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate bonds. In the last two years, both markets have been adversely affected by the increased premium accorded to credit risk.

Market Review
The high-yield and bank loan markets were negatively affected by a number of factors during the 12 months ended February 28, 2001. We saw withdrawals from high-yield mutual funds exceed $10 billion during 2000. Liquidity was very tight, partly because of financial institutions' reluctance to commit capital and maintain such positions on their own books. The attendant price pressure on high-yield bonds pushed their average yield spread relative to their respective Treasury bonds to nearly 10%, as compared to the historic average of around 5%. We haven't experienced levels like this since 1990-1991 when the savings and loan and insurance company crises embroiled the market. In terms of price, this average yield spread of 10% translated into high-yield bond price averages in the mid-80s. Because the high-yield bond market has a derivative impact on the bank loan market, we witnessed a degree of price pressure here as well. There is a greater level of symbiosis between the two markets because the bank loan market is becoming more efficient and drawing an increasing number of financial interests looking to arbitrage relative value opportunities between the two markets. The overall price impact on bank loans is ameliorated somewhat by the fact that, in most cases, interest rates reset to their yield spreads over the London Interbank Offered Rate (LIBOR) every three months.

We saw the market trough in October and November. In December, a much-hoped-for rally commenced and continued through the three months ended February 28, 2001. Going forward, we believe the rally may continue based on further interest rate cuts by the Federal Reserve Board, a Federal income tax reduction and renewed interest in the high-yield markets. Presently, the high-yield collateralized bond obligation (CBO) market dwarfs the high-yield mutual fund market. We expect about 50 new high-yield CBOs this year totaling approximately $25 billion, which should add further support to the high-yield markets.


Senior High Income Portfolio, Inc.
February 28, 2001


Portfolio Performance
For the 12 months ended February 28, 2001, Senior High Income Portfolio, Inc. had a total return of +0.28%, based on a change in per share net asset value from $7.54 to $6.63, and assuming reinvestment of $0.841 per share income dividends. For the same period, the Portfolio's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and CSFB Leveraged Loan Plus Index, had a return of +3.0%. The Portfolio's underperformance relative to the benchmark is principally the result of specific portfolio investments, as opposed to sector weighting. Woods Equipment Company, a $5 million bond investment, repriced from $91 to $32 as this company faced a sharp decline in the demand for farm and construction equipment attachments. Bridge Information Systems, a $3.7 million bank loan, plunged in price from $96 to $14 as this company filed Chapter 11 after failing to resolve acquisition-related management information integration system issues. Our position in RSL Communications PLC (two bond issues totaling $6 million) fell from an average of $69.25 to $2.75 during the year. RSL is a US-based company that paid premium prices to establish a long-distance footprint in Europe. The collapse of long-distance pricing undermined the company's strategy, which was to resell its Euro footprint at a premium. Wheeling-Pittsburgh Steel Corp., our $6 million term loan, collapsed in price from $95.5 to $7.5 as this company filed Chapter 11 in response to an unprofitable pricing environment stemming from high steel inventory levels in the United States.

For the 12 months ended February 28, 2001, the net annualized yield of the Portfolio's Common Stock was 12.46%. For the six-month period ended February 28, 2001, the total investment return on the Portfolio's Common Stock was +1.13%, based on a change in per share net asset value from $7.01 to $6.63, and assuming reinvestment of $0.410 per share income dividends. During the same period, the net annualized yield of the Portfolio's Common Stock was 12.08%. At the end of the period, the Portfolio was 28.0% leveraged as a percent of total assets, having borrowed $141.2 million of its $190 million credit facility at an average rate of 6.86%. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)

Investment Activity
The high-yield bond component of the Portfolio delivered most of the long-term damage to the Portfolio's return. However, the bonds can work to help the Portfolio's performance. Since November, we have been slanting the Portfolio's composition in favor of bonds. This included swapping short-term bonds for longer-term bonds as well as bank debt for bonds. We are selectively purchasing bonds with greater duration and attendant price convexity to enhance this recovery. At February 28, 2001, the Portfolio remained well diversified, containing 200 issuers across 48 industries.

In Conclusion
We are optimistic regarding the near- and medium-term outlook for the high-yield markets and will continue to seek to take advantage of appropriate opportunities. We thank you for your investment in Senior High Income Portfolio, Inc., and we look forward to reviewing our performance, outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager



April 10, 2001



We are pleased to announce that Kevin Booth and Joseph P. Matteo are responsible for the day-to-day Portfolio management of Senior High Income Portfolio, Inc. Mr. Booth has been employed by Merrill Lynch Investment Managers, L.P. ("MLIM") as Director since 1998 and Vice President from 1991 to 1998. Mr. Matteo has been employed by MLIM as Director since 2001 and as Vice President from 1997 to 2001. Prior thereto, Mr. Matteo was employed by The Bank of New York from 1994 to 1997.




Senior High Income Portfolio, Inc.
February 28, 2001


PROXY RESULTS
During the year ended February 28, 2001, Senior High Income
Portfolio, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on June 27, 2000.
The description of each proposal and number of shares voted are as follows:


                                                                                          Shares Voted      Shares Withheld
                                                                                              For             From Voting
1. To elect the Portfolio's Board of Directors:     Terry K. Glenn                          34,774,746         1,351,697
                                                    Ronald W. Forbes                        34,754,885         1,371,558
                                                    Cynthia A. Montgomery                   34,733,736         1,392,707
                                                    Charles C. Reilly                       34,723,093         1,403,350
                                                    Kevin A. Ryan                           34,741,539         1,384,904
                                                    Roscoe S. Suddarth                      34,737,358         1,389,085
                                                    Richard R. West                         34,750,384         1,376,059
                                                    Arthur Zeikel                           34,724,602         1,401,841
                                                    Edward D. Zinbarg                       34,748,548         1,377,895

                                                                                Shares Voted     Shares Voted      Shares Voted
                                                                                    For            Against           Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Portfolio's
   independent auditors for the current fiscal year.                             34,828,536       176,676      1,121,231


Senior High Income Portfolio, Inc.
February 28, 2001


THE BENEFITS AND RISKS OF LEVERAGING

Senior High Income Portfolio, Inc. (the "Fund") has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield. Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Senior High Income Portfolio, Inc.
February 28, 2001


PORTFOLIO PROFILE (UNAUDITED)


AS OF FEBRUARY 28, 2001

                                                  Percent of
Ten Largest Holdings                             Total Assets

Cook Inlet, Term A, due 12/31/2007                   1.5%

Nextel Communications, Inc., 9.50% due
2/01/2011                                            1.5

Riverwood International, Inc., Term B, due
2/28/2004                                            1.5

VoiceStream Wireless Corporation/Voicestream

Wireless Holding Company, Term B, due 1/15/2009      1.4

Nextel Communications, Inc., Term D, due
3/31/2009                                            1.2

Tembec Finance Corporation, 9.875% due
9/30/2005                                            1.2

Extended Stay America, 9.15% due 3/15/2008           1.1

Charter Communications Holdings, 10% due
4/01/2009                                            1.0

Hollywood Park Inc., 9.25% due 2/15/2007             1.0

Huntsman Corp., 9.454% due 7/01/2007                 1.0

                                                 Percent of
Five Largest Industries                         Total Assets

Cable Television Services                           12.4%
Gaming                                               7.9
Wireless Telecommunications                          6.9
Paper                                                5.1
Energy                                               5.0


                                                 Percent of
Quality Ratings                                  Long-Term
S&P/Moody's                                     Investments

BBB/Baa                                              2.0%
BB/Ba                                               32.8
B/B                                                 50.2
CCC/Caa                                              4.0
CC/Ca                                                0.4
NR (Not Rated)                                      10.6

                                                 Percent of
Breakdown of Investments                         Long-Term
by Country                                      Investments

United States                                       87.7%
Canada                                               5.7
United Kingdom                                       1.8
Netherlands                                          1.4
Greece                                               0.9
Argentina                                            0.6
Kyrguzstan                                           0.6
Brazil                                               0.4
Mexico                                               0.4
Poland                                               0.3
Cayman Islands                                       0.2



Senior High Income Portfolio, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS
                S&P     MOODY'S    FACE
INDUSTRIES     RATING    RATING   AMOUNT               CORPORATE DEBT OBLIGATIONS                              VALUE
Advertising--   NR*      NR*   $  3,683,333   Petry Media, Term, due 3/31/2002+++                         $    3,609,667
1.0%

Air             NR*      NR*      1,391,116   Gemini Air Cargo, Term A, due 8/12/2005+++                       1,392,855
Transportation
--0.4%

Aircraft &      BB       Ba2      1,975,400   Airplanes Pass Through Trust, 10.875% due 3/15/2012 (d)          1,473,905
Parts--0.4%

Amusement &                                   AMC Entertainment Inc.:
Recreational    CCC-     Caa3     1,275,000     9.50% due 3/15/2009 (b)                                        1,032,750
Services        CCC-     Caa3       700,000     9.50% due 2/01/2011                                              560,000
--3.6%          D        C          800,000   Carmike Cinemas Inc., 9.375% due 2/01/2009                         224,000
                CCC      Caa2     2,000,000   Hollywood Entertainment, 10.625% due 8/15/2004 (b)                 950,000
                B+       B1       4,000,000   Intrawest Corp., 10.50% due 2/01/2010 (f)                        4,172,600
                NR*      NR*      4,000,000   Metro-Goldwyn-Mayer Co. (MGM), Term A, due 3/31/2005+++          3,926,668
                B        B2       2,500,000   Riddell Sports, Inc., 10.50% due 7/15/2007                       2,128,125
                                                                                                          --------------
                                                                                                              12,994,143

Apparel--1.2%                                 Arena Brands, Inc.:+++
                NR*      NR*        798,194     Revolving Credit, due 6/01/2002                                  758,285
                NR*      NR*        633,629     Term A, due 6/01/2002                                            601,948
                NR*      NR*      1,933,896     Term B, due 6/01/2002                                          1,837,201
                B-       B3       1,500,000   GFSI Inc., 9.625% due 3/01/2007 (b)                              1,125,000
                                                                                                          --------------
                                                                                                               4,322,434

Automotive      NR*      NR*      4,000,000   Cambridge Industries Inc., 10.25% due 7/15/2007                  1,000,000
Equipment--     B+       B1       1,498,214   Citation Corporation, Term B, due 12/01/2007+++                  1,243,518
2.3%            BB-      Ba3      2,817,500   Collins & Aikman, Term A, due 12/31/2003+++                      2,634,362
                B        B2         800,000   Hayes Lemmerz International Inc., 8.25% due 12/15/2008             520,000
                NR*      Caa2     3,635,000   Key Plastics, Inc., 10.25% due 3/15/2007                               363
                CCC-     Caa2     1,600,000   Special Devices Inc., 11.375% due 12/15/2008                       272,000
                B+       B2       1,875,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                    712,500
                                              Venture Holdings Trust:
                B        B2       3,325,000     9.50% due 7/01/2005                                            1,679,125
                B-       B3         700,000     12% due 6/01/2009                                                210,875
                                                                                                          --------------
                                                                                                               8,272,743

Broadcast       B        B2       2,875,000   Ackerley Group Inc., 9% due 1/15/2009                            2,760,000
Radio & TV--    B-       B3       1,000,000   ++Acme Television/Finance, 10.875% due 9/30/2004                   920,000
6.6%            B-       B3       3,000,000   Allbritton Communications, 9.75% due 11/30/2007                  3,060,000
                B        B1       3,500,000   Benedek Broadcasting Corporation, Term B, due 11/20/2007+++      3,447,500
                NR*      NR*      3,200,000   Gocom Communications, Term B, due 12/31/2007+++                  3,200,000
                NR*      Caa1     5,000,000   ++Radio Unica Corp., 11.75% due 8/01/2002                        3,050,000
                B-       B3       3,775,000   Spanish Broadcasting System, 9.625% due 11/01/2009               3,397,500
                                              Young Broadcasting Inc.:
                B        B2       2,000,000     10.125% due 2/15/2005                                          1,990,000
                B        B2       2,000,000     9% due 1/15/2006                                               1,930,000
                                                                                                          --------------
                                                                                                              23,755,000

Building &      B-       B2       1,180,000   Webb (Del E.) Corp., 10.25% due 2/15/2010                        1,146,075
Construction
--0.3%


Senior High Income Portfolio, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P    MOODY'S     FACE
INDUSTRIES      RATING   RATING    AMOUNT             CORPORATE DEBT OBLIGATIONS                               VALUE
Building                                      Dal Tile International, Inc.:+++
Materials--1.6% NR*      NR*     $  850,802     Revolving Credit, due 12/31/2002                          $      821,911
                NR*      NR*      1,229,947     Term, due 12/31/2003                                           1,188,180
                B-       B3       3,150,000   Formica Corporation, 10.875% due 3/01/2009                       1,890,000
                                              Paint Sundry:+++
                NR*      NR*        546,354     Term B, due 8/11/2005                                            538,159
                NR*      NR*        454,828     Term C, due 8/11/2006                                            448,005
                NR*      NR*        886,076     Term N, due 8/11/2008                                            815,190
                                                                                                          --------------
                                                                                                               5,701,445

Business        BB-      Ba3      4,318,182   Key3Media Events Inc., Term B, due 6/30/2006+++                  4,331,676
Services--1.9%  B+       B1       2,475,000   Muzak Audio, Term B, due 12/31/2006+++                           2,434,781
                                                                                                          --------------
                                                                                                               6,766,457

Cable                                         CSC Holdings Inc.:
Television      BB+      Ba1        800,000     7.25% due 7/15/2008                                              796,516
Services        BB+      Ba1      1,000,000     7.625% due 7/15/2018                                             943,735
--17.6%                                       Century Cable LLC:+++
                NR*      NR*      5,000,000     Term, due 6/30/2009                                            4,999,520
                BB       Ba3      3,000,000     Term, due 12/31/2009                                           3,000,468
                                              Charter Communications Holdings:
                B+       B2       2,500,000     8.625% due 4/01/2009                                           2,418,750
                B+       B2       5,000,000     10% due 4/01/2009                                              5,200,000
                B+       B2       2,000,000     11.125% due 1/15/2011 (b)                                      2,125,000
                                              Classic Cable Inc.:
                CCC-     Caa1       800,000     9.375% due 8/01/2009                                             446,000
                CCC-     Caa1     2,250,000     10.50% due 3/01/2010                                           1,260,000
                CCC+     NR*      2,605,263     Term C, due 1/31/2008+++                                       2,478,257
                B        B3       3,000,000   Coaxial Communications/Phoenix, 10% due 8/15/2006                2,970,000
                                              Echostar DBS Corporation:
                B+       B1         700,000     9.25% due 2/01/2006                                              700,000
                B+       B1       3,275,000     9.375% due 2/01/2009                                           3,307,750
                BB+      Ba3      4,000,000   Insight Midwest, Term B, due 1/05/2010+++                        4,021,000
                BBB      Baa2     3,000,000   Lenfest Communications, Inc., 8.375% due 11/01/2005              3,269,370
                NR*      NR*      3,750,000   Mallard Cablevision LLC, Term B, due 9/30/2008+++                3,281,250
                BB-      B1       1,500,000   Multicanal SA, 10.50% due 4/15/2018                                960,000
                D        Caa3       500,000   Park'N View Inc., 13% due 5/15/2008                                 20,000
                                              Pegasus Media Communications Inc.:
                CCC+     B3         350,000     9.75% due 12/01/2006                                             343,000
                B+       B1       2,000,000     Term, due 4/30/2005+++                                         2,000,834
                B-       B3       1,000,000   RCN Corporation, 10.125% due 1/15/2010                             545,000
                D        Caa3     1,575,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (b)(e)                551,250
                                              Telewest Communications PLC:
                B+       B1       5,000,000     9.625% due 10/01/2006                                          4,825,000
                B+       B1       2,900,000     9.875% due 2/01/2010                                           2,842,000
                B+       Ba3      3,180,000   UPC Financing Partnership, Term C, due 3/31/2009+++              3,100,500
                                              United Pan-Europe Communications NV:
                B        B2       3,000,000     ++10.875% due 8/01/2009                                        2,355,000
                B        B2       5,000,000     11.25% due 2/01/2010                                           4,037,500
                                                                                                          --------------
                                                                                                              62,797,700


Senior High Income Portfolio, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P    MOODY'S      FACE
INDUSTRIES      RATING   RATING     AMOUNT          CORPORATE DEBT OBLIGATIONS                                 VALUE
Chemicals       B+       B3     $ 3,000,000   Acetex Corp., 9.75% due 10/01/2003                          $    2,887,500
--6.7%          BBB-     Baa3     2,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                       1,959,280
                                              Huntsman Corp.:
                NR*      B2       6,000,000     9.454% due 7/01/2007 (b)(i)                                    5,100,000
                BB       Ba3      1,902,209     Term, due 12/31/2002+++                                        1,757,958
                                              Lyondell Petrochemical Co.:+++
                NR*      Ba3      1,350,360     Term B, due 6/30/2005                                          1,361,106
                NR*      Ba3      1,964,997     Term E, due 5/17/2006                                          2,027,631
                B        B3       2,750,000   PMD Group Inc., 11% due 2/28/2011 (b)                            2,818,750
                NR*      NR*      2,435,053   Pinnacle Polymers, Term B, due 12/31/2005+++                     2,433,836
                NR*      NR*      3,851,124   Vinings Industries, Term B, due 3/31/2005+++                     3,600,801
                                                                                                          --------------
                                                                                                              23,946,862

Computer        NR*      NR*      3,652,470   Bridge Information, Term B, due 5/29/2005+++                       496,736
Related
Products
--0.1%

Consumer        B        B2       1,000,000   Evenflo Company Inc., 11.75% due 8/15/2006                         760,000
Products--0.4%  B-       Caa2     1,050,000   Home Products International Inc., 9.625% due 5/15/2008             577,500
                                                                                                          --------------
                                                                                                               1,337,500

Drilling--0.7%  B+       B1       2,475,000   Parker Drilling Co., 9.75% due 11/15/2006                        2,549,250

Drug/                                         SDM Corporation:+++
Proprietary     BB       Ba3      1,454,934     Term C, due 2/04/2008                                          1,461,234
Stores--0.8%    BB       Ba3      1,454,934     Term E, due 2/04/2009                                          1,461,234
                                                                                                          --------------
                                                                                                               2,922,468

Educational     B-       B3       1,050,000   La Petite Academy/LPA Holdings, 10% due 5/15/2008                  556,500
Services--0.1%

Electronics/    B        B2       3,232,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009                   2,763,360
Electrical                                    Amkor Technology Inc.:
Components--    BB-      Ba3      3,000,000     9.25% due 5/01/2006                                            2,962,500
5.3%            BB-      Ba3      3,300,000     9.25% due 2/15/2008 (b)                                        3,267,000
                                              Cook Inlet:+++
                B        B2       7,790,000     Term A, due 12/31/2007                                         7,770,525
                B        B2       1,600,000     Term B, due 12/31/2008                                         1,628,166
                B        B3       1,000,000   High Voltage Engineering, 10.75% due 8/15/2004                     520,000
                                                                                                          --------------
                                                                                                              18,911,551
Energy--7.1%    BB-      Ba3      4,750,000   BRL Universal Equipment, 8.875% due 2/15/2008 (b)                4,839,062
                B        B1       2,000,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                      1,985,000
                B-       B3       2,500,000   Bellwether Exploration, 10.875% due 4/01/2007                    2,450,000
                B+       B2       2,000,000   Chesapeake Energy Corp., 9.625% due 5/01/2005                    2,065,000
                CCC-     Caa1     1,000,000   Continental Resources, 10.25% due 8/01/2008                        872,500
                B+       B1       1,000,000   Cross Timbers Oil Company, 8.75% due 11/01/2009                  1,025,000
                B-       Caa1     1,500,000   Energy Corp. of America, 9.50% due 5/15/2007                     1,230,000
                B+       B2       2,000,000   Forest Oil Corporation, 10.50% due 1/15/2006                     2,095,000
                BB       B1       1,850,000   Gothic Production Corp., 11.125% due 5/01/2005                   1,998,000
                CC       Ca       2,000,000   Kelly Oil & Gas Corp., 10.375% due 10/15/2006                    1,400,000
                B+       B1       3,000,000   Nuevo Energy Company, 9.50% due 6/01/2008                        2,977,500
                NR*      NR*      2,400,000   WH Energy, Term B, due 4/25/2007+++                              2,406,000
                                                                                                          --------------
                                                                                                              25,343,062

Environmental   B+       B3       3,200,000   IT Group Inc., 11.25% due 4/01/2009                              2,752,000
--0.8%


Senior High Income Portfolio, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                S&P     MOODY'S     FACE
INDUSTRIES     RATING    RATING    AMOUNT                   CORPORATE DEBT OBLIGATIONS                          VALUE
Financial       NR*      Ba3    $ 4,000,000   Highland Legacy Limited Co., 6.25% due 6/01/2011 (b)(i)     $    3,940,000
Services--2.8%  NR*      NR*        500,000   Investcorp SA, Term, due 10/21/2008+++                             500,500
                NR*      Ba3      1,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                      985,000
                                              SKM-Libertyview CBO Limited (b):
                NR*      Baa2     1,500,000     8.71% due 4/10/2011                                            1,437,900
                NR*      Ba3      1,000,000     11.91% due 4/10/2011                                             960,469
                BB+      Ba3      2,100,000   Sovereign Bancorp Inc., Term, due 3/01/2001+++                   2,107,220
                                                                                                          --------------
                                                                                                               9,931,089

Food & Kindred  B        B2       3,000,000   SC International Services, Inc., 9.25% due 9/01/2007             3,000,000
Products--0.8%

Forest          D        Caa1     4,500,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)               4,016,250
Products--3.0%  B+       B2         550,000   Millar Western Forest, 9.875% due 5/15/2008                        464,750
                BB+      Ba2      6,000,000   Tembec Finance Corporation, 9.875% due 9/30/2005                 6,210,000
                                                                                                          --------------
                                                                                                              10,691,000

Gaming--11.1%                                 Ameristar:+++
                B+       Ba3      3,644,970     Term B, due 12/31/2006                                         3,651,805
                B+       Ba3      3,124,260     Term C, due 12/31/2007                                         3,130,118
                B-       B3       4,000,000   Ameristar Casinos Inc., 10.75% due 2/15/2009 (b)                 4,090,000
                B+       B1         500,000   Autotote Corporation, Term B, due 9/30/2007+++                     481,250
                B        B3       1,350,000   Coast Hotels & Casino, 9.50% due 4/01/2009                       1,366,875
                B        B2       1,500,000   Harvey Casino Resorts, 10.625% due 6/01/2006                     1,560,000
                                              Hollywood Park Inc.:
                B        B2       5,275,000     9.25% due 2/15/2007                                            5,169,500
                B        B2       2,000,000     9.50% due 8/01/2007                                            1,980,000
                B+       B2       1,150,000   Horseshoe Gaming LLC, 8.625% due 5/15/2009                       1,141,375
                                              Isle of Capri Casinos, Inc.:
                B        B2       2,360,000     8.75% due 4/15/2009                                            2,088,600
                BB-      Ba2      3,176,000     Term B, due 3/01/2006+++                                       3,188,653
                BB-      Ba2      2,779,000     Term C, due 3/01/2007+++                                       2,790,071
                NR*      NR*        795,503   Jazz Casino Co. LLC, 8% due 5/15/2010 (c)                            1,432
                B        B2       5,000,000   Majestic Star LLC, 10.875% due 7/01/2006                         4,150,000
                B        B2       3,850,000   Peninsula Gaming LLC, 12.25% due 7/01/2006 (g)                   3,782,625
                B-       B3       1,700,000   Trump Atlantic City Associates/Funding Inc., 11.25% due
                                              5/01/2006                                                        1,151,750
                                                                                                          --------------
                                                                                                              39,724,054

Healthcare      B+       B1       4,764,688   Iasis Healthcare Corp., Term B, due 9/30/2006+++                 4,793,276
Providers       NR*      C        3,000,000   Integrated Health Services, Inc., 9.50% due 9/15/2007 (e)           30,000
--2.1%          BB-      Ba3      2,500,000   Tenet Healthcare Corporation, 8.625% due 1/15/2007               2,571,875
                                                                                                          --------------
                                                                                                               7,395,151

Hotels &        B-       B2       6,000,000   Extended Stay America, 9.15% due 3/15/2008                       5,700,000
Motels--5.8%                                  HMH Properties, Inc.:
                BB       Ba2      1,075,000     7.875% due 8/01/2008                                           1,048,125
                BB       Ba2      1,600,000     8.45% due 12/01/2008                                           1,604,000
                B-       B3       4,520,000   Lodgian Financing Corp., 12.25% due 7/15/2009                    4,248,800
                BB       Ba2      3,000,000   Prime Hospitality Corporation, 9.25% due 1/15/2006               3,105,000
                                              Wyndam International, Term:+++
                NR*      NR*      1,898,462     due 6/30/2004                                                  1,893,188
                NR*      NR*      3,000,000     due 6/30/2006                                                  2,977,686
                                                                                                          --------------
                                                                                                              20,576,799

Industrial--    B+       B2       3,450,000   Building One Services, 10.50% due 5/01/2009 (b)                  2,768,625
Consumer
Services--0.8%

Senior High Income Portfolio, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                S&P     MOODY'S     FACE
INDUSTRIES     RATING    RATING    AMOUNT             CORPORATE DEBT OBLIGATIONS                               VALUE
Insurance       B+       Ba3    $ 2,475,000   Willis Corroon Corporation, 9% due 2/01/2009                $    2,357,437
--0.7%

Leasing &       NR*      NR*      4,908,032   MEDIQ Life Support Services, Inc., Term, due
Rental                                        6/30/2006+++                                                     3,239,301
Services--2.0%                                National Equipment Services:
                B        B3       1,000,000     10% due 11/30/2004                                               760,000
                B        B3         500,000     10% due 11/30/2004                                               380,000
                B-       B3         500,000   Neff Corp., 10.25% due 6/01/2008                                   250,000
                BB+      Ba3      2,487,500   United Rental, Term C, due 8/12/2004+++                          2,408,878
                                                                                                          --------------
                                                                                                               7,038,179

Manufacturing   B        B1       2,962,500   Blount Inc., Term B, due 6/30/2006+++                            2,906,953
--2.9%          B-       B2       1,932,000   Fairfield Manufacturing Company Inc., 9.625% due
                                              10/15/2008                                                       1,468,320
                Ca       NR*      1,500,000   Morris Materials Handling, 9.50% due 4/01/2008 (e)                  60,000
                D        Caa3     1,250,000   Russell-Stanley Holding Inc., 10.875% due 2/15/2009 (e)            189,063
                BB-      Ba3      4,042,503   Terex Corp., Term B, due 3/06/2005+++                            4,028,609
                CCC+     Caa3     5,000,000   Woods Equipment Company, 12% due 7/15/2009                       1,606,250
                                                                                                          --------------
                                                                                                              10,259,195

Medical                                       Alaris Medical Systems, Inc.:+++
Equipment--0.9% B+       B1       1,113,624     Term B, due 11/01/2003                                         1,109,448
                B+       B1       1,113,624     Term C, due 11/01/2004                                         1,109,448
                B+       B1       1,048,242     Term D, due 5/01/2005                                          1,044,311
                                                                                                          --------------
                                                                                                               3,263,207

Metals &        B-       B2         850,000   Bayou Steel Corp., 9.50% due 5/15/2008                             374,000
Mining--2.3%    BB-      B1       2,000,000   CSN Iron SA, 9.125% due 6/01/2007 (b)                            1,737,500
                                              GS Technologies Operating Co.:
                D        Ca       1,000,000     12% due 9/01/2004                                                 10,000
                D        Ca       1,000,000     12.25% due 10/01/2005                                             10,000
                                              Ispat International N.V.:+++
                BB       Ba3      1,803,725     Term B, due 7/15/2006                                          1,470,036
                BB       Ba3      1,803,725     Term C, due 7/15/2005                                          1,470,036
                NR*      Ca       1,600,000   Metal Management Inc., 10% due 5/15/2008                            64,000
                B+       B2         875,000   Pen Holdings Inc., 9.875% due 6/15/2008                            525,000
                D        Ca       3,000,000   Renco Metals Inc., 11.50% due 7/01/2003                            330,000
                B+       B1       2,000,000   Russel Metals Inc., 10% due 6/01/2009                            1,880,000
                NR*      Caa3     6,000,000   Wheeling-Pittsburg Steel Corp., Term, due 11/15/2006+++            450,000
                                                                                                          --------------
                                                                                                               8,320,572

Online          CCC      Caa1     1,150,000   PSINet Inc., 11% due 8/01/2009                                     247,250
Services--0.1%

Packaging       B-       B3       4,000,000   Spinnaker Industries Inc., 10.75% due 10/15/2006 (b)             2,000,000
--0.6%

Paper--7.2%     BB       Ba2      3,886,317   Pacifica Papers Inc., Term B, due 3/12/2006+++                   3,898,462
                                              Riverwood International, Inc.:+++
                B+       B1       7,418,938     Term B, due 2/28/2004                                          7,450,973
                B+       B1       3,290,427     Term C, due 8/31/2004                                          3,304,635
                                              Stone Container Corp.:+++
                B+       Ba3      4,552,000     Term F, due 3/31/2006                                          4,571,915
                B+       Ba3      3,577,778     Term G, due 3/31/2006                                          3,585,230
                B+       Ba3      3,058,000     Term H, due 3/31/2006                                          3,064,370
                                                                                                          --------------
                                                                                                              25,875,585

Senior High Income Portfolio, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
               S&P     MOODY'S     FACE
INDUSTRIES    RATING    RATING    AMOUNT              CORPORATE DEBT OBLIGATIONS                               VALUE
Petroleum       BB       Ba3   $  3,444,790   Clark Refining & Marketing, Term, due 11/15/2004+++         $    2,523,309
Refineries      BB-      B1       2,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008                         2,030,000
--1.6%          B-       B3       2,000,000   United Refining Co., 10.75% due 6/15/2007                        1,300,000
                                                                                                          --------------
                                                                                                               5,853,309

Printing &                                    Can West Media:+++
Publishing      BB-      Ba3      1,846,435     Term B, due 11/15/2007                                         1,850,281
--1.7%          BB-      Ba3      1,153,565     Term C, due 11/11/2008                                         1,155,968
                B-       B3         900,000   Regional Independent Media, 10.50% due 7/01/2008                   918,000
                B-       B3       1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007                1,320,000
                BBB-     Baa3       750,000   World Color Press Inc., 8.375% due 11/15/2008                      773,516
                                                                                                          --------------
                                                                                                               6,017,765

Property        NR*      Ba3      2,985,000   NRT Incorporated, Term, due 7/31/2004+++                         2,880,525
Management--    CCC+     Caa1       600,000   Corrections Corp. of America, 12% due 6/01/2006                    234,000
0.9%                                                                                                      --------------
                                                                                                               3,114,525

Restaurants                                   Domino's Pizza, Inc.:+++
--0.5%          B+       B1         866,641     Term B, due 12/21/2006                                           871,216
                B+       B1         868,454     Term C, due 12/21/2007                                           873,038
                                                                                                          --------------
                                                                                                               1,744,254

Satellite       D        B1       2,425,000   Satelites Mexicanos SA, 10.94% due 6/30/2004 (b)(i)              2,170,375
Telecommuni-
cations
Distribution
Systems--0.6%

Shipping--2.4%  BB-      Ba3      4,500,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                     4,432,500
                B+       Ba3      4,000,000   Newport News Shipbuilding, Inc., 9.25% due 12/01/2006            4,170,000
                                                                                                          --------------
                                                                                                               8,602,500

Textile Mill    B-       Ca       3,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008                         2,040,000
Products--1.0%  NR*      Ca         900,000   Globe Manufacturing Corp., 10% due 8/01/2008                            90
                BB-      B1       2,050,000   Westpoint Stevens Inc., 7.875% due 6/15/2008 (f)                 1,645,125
                                                                                                          --------------
                                                                                                               3,685,215

Tower           BB       Ba3      4,000,000   American Tower, Term B, due 12/31/2007+++                        4,025,536
Construction                                  Crown Castle International Corporation:
& Leasing       B        B3         500,000     9% due 5/15/2011                                                 502,500
--3.0%          B        B3       3,000,000     9.50% due 8/01/2011                                            3,052,500
                BB-      Ba3      1,000,000     Term B, due 3/31/2008+++                                       1,005,972
                B+       B1       2,000,000   Spectracite Communications, Term B, due 12/31/2007+++            2,012,812
                                                                                                          --------------
                                                                                                              10,599,320

Transportation  BB-      NR*      2,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (b)                  1,540,000
Services--0.9%  B-       B3       2,000,000   North American Van Lines, 13.375% due 12/1/2009                  1,640,000
                NR*      NR*        556,651   Trism, Inc., 12% due 2/15/2005                                     166,995
                                                                                                          --------------
                                                                                                               3,346,995

Utilities       B+       Ba3      4,500,000   AES Corporation, 8.50% due 11/01/2007                            4,432,500
--3.1%          NR*      NR*      3,750,000   AES EDC Funding, Term, due 10/06/2003+++                         3,726,562
                BB       Ba1      3,000,000   AES Texas, Term, due 3/31/2002+++                                2,996,250
                                                                                                          --------------
                                                                                                              11,155,312



Senior High Income Portfolio, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)                                                                       (IN THOUSANDS)
               S&P     MOODY'S      FACE
INDUSTRIES    RATING    RATING     AMOUNT             CORPORATE DEBT OBLIGATIONS                               VALUE
Waste                                         Allied Waste:+++
Management--    BB       Ba3    $ 1,969,954     Term B, due 6/30/2006                                     $    1,950,561
2.2%            BB       Ba3      2,363,945     Term C, due 6/30/2007                                          2,340,674
                B+       B2       3,000,000   Allied Waste North America, 10% due 8/01/2009                    3,067,500
                NR*      NR*      1,350,000   Safety-Kleen Corporation, 9.25% due 5/15/2009 (e)                   15,187
                B        B3         575,000   Stericycle Inc., 12.375% due 11/15/2009                            610,219
                                                                                                          --------------
                                                                                                               7,984,141

Wired           NR*      NR*      3,350,000   ++E.Spire Communications, 10.521% due 7/01/2003                    603,000
Telecommun-     BBB-     Ba1      2,200,000   Global Cross, Term B, due 6/30/2006+++                           2,209,777
ications--6.7%  CCC+     Caa1       500,000   Hermes Europe RailTel BV, 10.375% due 1/15/2009                    205,000
                B        B3       2,850,000   Level 3 Communications Inc., 9.125% due 5/01/2008                2,365,500
                B+       B1       3,375,000   McLeodUSA Incorporated, 11.50% due 5/01/2009                     3,459,375
                B+       B2         750,000   Metromedia Fiber Network, 10% due 11/15/2008                       702,188
                                              Nextlink Communications Inc.:
                B        B2       2,500,000     9% due 3/15/2008                                               2,031,250
                B        B2       3,000,000     ++12.25% due 6/01/2009                                         1,582,500
                NR*      NR*      2,367,495   Pacific Crossing, Term B, due 7/28/2006+++                       2,246,160
                                              Primus Telecommunications Group:
                B-       B3         800,000     11.75% due 8/01/2004                                             296,000
                B-       B3       1,475,000     11.25% due 1/15/2009                                             545,750
                                              RSL Communications PLC:
                CCC      Caa3     3,000,000     11.965% due 3/01/2008                                             97,500
                CCC      Caa3     3,000,000     9.125% due 3/01/2008                                              75,000
                B-       B3       3,333,333   Teligent Inc., Term, due 7/01/2003+++                              990,000
                B-       B3         500,000   Versatel Telecom BV, 11.875% due 7/15/2009 (b)                     385,000
                                              Williams Communications Group Inc.:
                B+       B2       2,250,000     10.70% due 10/01/2007                                          2,081,250
                B+       B2       2,500,000     10.875% due 10/01/2009                                         2,237,500
                                              Worldwide Fiber Inc.:
                B        B3       1,500,000     12.50% due 12/15/2005                                          1,327,500
                B        B3         500,000     12% due 8/01/2009                                                395,000
                                                                                                          --------------
                                                                                                              23,835,250

Wireless        B-       B3       1,650,000  ++Microcell Telecommunications, 12% due 6/01/2009                 1,188,000
Telecommun-                                   Nextel Communications Inc.:
ications--9.8%  B        B1       8,000,000     9.50% due 2/01/2011 (b)                                        7,500,000
                B+       Ba2      2,500,000     Term B, due 6/30/2008+++                                       2,507,310
                B+       Ba2      2,500,000     Term C, due 12/31/2008+++                                      2,507,310
                B+       Ba2      6,272,500     Term D, due 3/31/2009+++                                       6,233,654
                B+       B2       1,000,000  ++PTC International Finance BV, 10.269% due 7/01/2002               825,000
                B+       B2         750,000   PTC International Finance II SA, 11.25% due 12/01/2009             772,500
                B+       B2       5,000,000   Telecorp PCS, Inc., Term B, due 1/15/2008+++                     4,986,460
                CCC+     Caa1     2,000,000  ++Telesystem International Wireless Inc., 16.147% due
                                              6/30/2002                                                          882,500
                B-       B2         575,000   VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009             641,125
                B+       B1       7,000,000   VoiceStream Wireless Corporation/Voicestream Wireless
                                              Holding Company, Term B, due 11/15/2009+++                       6,964,034
                                                                                                          --------------
                                                                                                              35,007,893
                                              Total Investments in Corporate Debt Obligations
                                              (Cost--$570,186,178)--136.4%                                   487,613,350


Senior High Income Portfolio, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONCLUDED)
                                    SHARES
INDUSTRIES                           HELD                 EQUITY INVESTMENTS                                   VALUE
Cable Television                        500   Park 'N View Inc. (Warrants) (a)                            $        2,500
Services--0.0%                      615,733   Supercanal Holdings SA (Warrants) (a)                                    6
                                                                                                          --------------
                                                                                                                   2,506

Energy--0.4%                         45,013   Forest Oil Corporation (e)                                       1,453,920

Financial Services--0.0%              1,500   Olympic Financial Limited (Warrants) (a)                                15

Gaming--0.0%                         27,112   Peninsula Gaming LLC (Warrants) (a)                                162,670

Metals & Mining--0.0%                18,279   Geneva Steel Holdings Corp. (e)                                     33,131
                                      5,732   Geneva Steel Holdings Corp. (Rights) (h)(e)                              0
                                                                                                          --------------
                                                                                                                  33,131

Other--Telecommunications--0.0%       1,000   Unifi Communications (Warrants) (a)(b)                                  10

Printing & Publishing--0.8%         150,000   Newscorp Overseas Ltd.                                           2,760,000

Transportation                       35,255   Trism, Inc. (e)                                                     13,221
Services--0.0%

Wired Telecommunications--0.1%        2,000   Metronet Communications (Warrants) (a)(b)                          205,932

Wireless Telecommunications--0.0%     3,000   McCaw International Ltd. (Warrants) (a)(b)                          60,000

                                              Total Equity Investments (Cost--$5,058,215)--1.3%                4,691,405

                                     Face
                                    Amount              Short-Term Investments

Commercial Paper**-- 0.5%        $ 1,690,000  General Motors Acceptance Corp., 5.56% due 3/01/2001             1,690,000

                                              Total Short-Term Investments (Cost--$1,690,000)--0.5%            1,690,000

Total Investments (Cost--$576,934,393)--138.2%                                                               493,994,755
Liabilities in Excess of Other Assets--(38.2%)                                                              (136,649,950)
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  357,344,805
                                                                                                          ==============


*Not Rated.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+++Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. Corporate loans represent 58.8% of the Fund's net assets.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Pass-through security is subject to principal paydowns.
(e)Non-income producing security.
(f)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $5,817,725, representing 1.6% of net assets.
(g)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.
(h)Each Equity Right entitles the Fund to purchase one share of New
Preferred Stock at a price of $10.80 per Equity Right.
(i)Floating rate note.
Ratings of issues shown have not been audited by Deloitte & Touche
LLP.


                              Acquisition
Issue                             Date              Cost           Value

Intrawest Corp.,
10.50% due 2/1/2010             2/28/2001        $4,172,600      $4,172,600
Westpoint Stevens Inc.,
7.875% due 6/15/2008            6/03/1998         2,028,238       1,645,125
                                                 ----------      ----------
Total                                            $6,200,838      $5,817,725
                                                 ==========      ==========


See Notes to Financial Statements.

Senior High Income Portfolio, Inc.
February 28, 2001


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of February 28, 2001
Assets:             Investments, at value (identified cost--$576,934,393)                                  $ 493,994,755
                    Receivables:
                      Interest                                                           $    9,470,931
                      Securities sold                                                         1,212,918       10,683,849
                                                                                         --------------
                    Deferred facility fees                                                                         3,110
                    Prepaid expenses and other assets                                                            263,664
                                                                                                          --------------
                    Total assets                                                                             504,945,378
                                                                                                          --------------

Liabilities:        Loans                                                                                    141,200,000
                    Payables:
                      Securities purchased                                                    5,136,435
                      Interest on loans                                                         599,595
                      Investment adviser                                                        164,269
                      Commitment fees                                                           112,363        6,012,662
                                                                                         --------------
                    Deferred income                                                                              122,114
                    Accrued expenses and other liabilities                                                       265,797
                                                                                                          --------------
                    Total liabilities                                                                        147,600,573
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  357,344,805
                                                                                                          ==============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (53,937,259 shares issued and outstanding)                                  $   5,393,726
                    Paid-in capital in excess of par                                                         501,864,748
                    Undistributed investment income--net                                                       3,009,392
                    Accumulated realized capital losses on investments--net                                 (69,861,309)
                    Unrealized depreciation on investments--net                                             (83,061,752)
                                                                                                          --------------
                    Total Capital--Equivalent to $6.63 net asset value per share of
                    Common Stock (market price--$6.64)                                                    $  357,344,805
                                                                                                          ==============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 2001

FINANCIAL INFORMATION (CONTINUED)

Statement of Operations
                                                                                                     For the Year Ended
                                                                                                       February 28, 2001
Investment          Interest and discount earned                                                          $   57,139,438
Income:             Facility and other fees                                                                      604,795
                                                                                                          --------------
                    Total income                                                                              57,744,233
                                                                                                          --------------

Expenses:           Loan interest expense                                                $   10,026,099
                    Investment advisory fees                                                  2,592,013
                    Borrowing costs                                                             285,657
                    Accounting services                                                         128,058
                    Professional fees                                                           109,713
                    Listing fees                                                                 48,410
                    Custodian fees                                                               38,156
                    Transfer agent fees                                                          37,795
                    Printing and shareholder reports                                             36,189
                    Directors' fees and expenses                                                 34,167
                    Pricing services                                                             13,585
                    Other                                                                        18,916
                                                                                         --------------
                    Total expenses                                                                            13,368,758
                                                                                                          --------------
                    Investment income--net                                                                    44,375,475
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                       (19,006,056)
Unrealized          Change in unrealized depreciation on investments--net                                   (29,213,747)
Loss on                                                                                                   --------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                  $  (3,844,328)
                                                                                                          ==============


                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONTINUED)

Statements of Changes in Net Assets
                                                                                           For the            For the
                                                                                          Year Ended         Year Ended
                                                                                         February 28,       February 29,
Increase (Decrease) in Net Assets:                                                           2001               2000
Operations:         Investment income--net                                               $   44,375,475   $   47,617,753
                    Realized loss on investments--net                                      (19,006,056)     (21,692,813)
                    Change in unrealized depreciation on investments--net                  (29,213,747)     (25,209,528)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations         (3,844,328)          715,412
                                                                                         --------------   --------------

Dividends to        Dividends to shareholders from investment income--net                  (45,300,420)     (47,229,886)
Shareholders:                                                                            --------------   --------------

Capital Share       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends                                                   445,039               --
                                                                                         --------------   --------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                445,039               --
                                                                                         --------------   --------------

Net Assets:         Total decreasein net assets                                            (48,699,709)     (46,514,474)
                    Beginning of year                                                       406,044,514      452,558,988
                                                                                         --------------   --------------
                    End of year*                                                         $  357,344,805   $  406,044,514
                                                                                         ==============   ==============

                    *Undistributed investment income--net                                $    3,009,392   $    3,918,292
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONTINUED)

Statement of Cash Flows

                                                                                                       For the Year Ended
                                                                                                       February 28, 2001
Cash Provided by    Net decrease in net assets resulting from operations                                  $  (3,844,328)
Operating           Adjustments to reconcile net decrease in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Decrease in receivables                                                                  2,176,373
                      Increase in other assets                                                                 (225,150)
                      Decrease in other liabilities                                                          (1,419,962)
                      Realized and unrealized loss on investments--net                                        48,219,803
                      Amortization of discount--net                                                          (3,827,791)
                                                                                                          --------------
                    Net cash provided by operating activities                                                 41,078,945
                                                                                                          --------------

Cash Used For       Proceeds from sales of long-term investments                                             151,809,308
Investing           Purchases of long-term investments                                                     (161,023,020)
Activities:         Purchases of short-term investments                                                    (451,847,701)
                    Proceeds from sales and maturities of short-term investments                             450,582,000
                                                                                                          --------------
                    Net cash used for investing activities                                                  (10,479,413)
                                                                                                          --------------

Cash Used for       Cash receipts of borrowings                                                              131,700,000
Financing           Cash payments on borrowings                                                            (117,500,000)
Activities:         Dividends paid to shareholders                                                          (45,517,977)
                                                                                                          --------------
                    Net cash used for financing activities                                                  (31,317,977)
                                                                                                          --------------

Cash:               Net decrease in cash                                                                       (718,445)
                    Cash at beginning of year                                                                    718,445
                                                                                                          --------------
                    Cash at end of year                                                                   $           --
                                                                                                          ==============

Cash Flow           Cash paid for interest                                                                $   11,378,731
Information:                                                                                              ==============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONCLUDED)

Financial Highlights
                                                                       For the    For the
The following per share data and ratios have been derived                Year       Year
from information provided in the financial statements.                  Ended      Ended         For the Year Ended
                                                                       Feb. 28,   Feb. 29,          February 28,
Increase (Decrease) in Net Asset Value:                                  2001       2000     1999       1998      1997
Per Share           Net asset value, beginning of year                $   7.54   $   8.40  $   9.37  $   9.22   $   9.21
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net++                               .82        .88       .87       .92        .89
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.89)      (.86)     (.95)       .14        .04
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (.07)        .02     (.08)      1.06        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.84)      (.88)     (.89)     (.91)      (.92)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   6.63   $   7.54  $   8.40   $  9.37    $  9.22
                                                                      ========   ========  ========   =======   ========
                    Market price per share, end of year               $   6.64   $ 6.5625  $  8.125   $10.125    $  9.50
                                                                      ========   ========  ========   =======   ========

Total Investment    Based on net asset value per share                    .28%      1.11%    (.87%)    11.95%     10.80%
Return:*                                                              ========   ========  ========   =======   ========
                    Based on market price per share                     15.39%    (9.02%)  (11.26%)    17.41%     13.67%
                                                                      ========   ========  ========   =======   ========

Ratios to Average   Expenses, excluding interest expense                  .90%       .98%      .90%      .83%       .75%
Net Assets:                                                           ========   ========  ========   =======   ========
                    Expenses                                             3.59%      3.45%     2.99%     2.66%      1.84%
                                                                      ========   ========  ========   =======   ========
                    Investment income--net                              11.92%     11.73%     9.87%     9.98%      9.45%
                                                                      ========   ========  ========   =======   ========

Leverage:           Amount of borrowings (in thousands)               $141,200   $127,000  $199,000  $181,200   $ 81,000
                                                                      ========   ========  ========   =======   ========
                    Average amount of borrowings outstanding
                    during the year (in thousands)                    $146,163   $175,899  $174,240  $149,166   $ 82,384
                                                                      ========   ========  ========   =======   ========
                    Average amount of borrowings outstanding
                    per share during the year                         $   2.71   $   3.26  $   3.26  $   2.85   $   2.13
                                                                      ========   ========  ========   =======   ========

Supplemental        Net assets, end of year (in thousands)            $357,345   $406,045  $452,559  $496,477   $477,170
Data:                                                                 ========   ========  ========   =======   ========
                    Portfolio turnover                                  30.15%     46.11%    68.52%    58.60%     98.51%
                                                                      ========   ========  ========   =======   ========

*Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Senior High Income Portfolio, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective March 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies.

The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $130,187 decrease to the cost of securities and a corresponding $130,187 increase to net unrealized depreciation, based on securities held as of February 28, 2001.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $16,045 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $113,682 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

During the year ended February 28, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, $1,531 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2001 were $166,150,968 and $153,022,226, respectively.

Net realized losses for the year ended February 28, 2001 and net unrealized losses as of February 28, 2001 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $(19,006,056)  $(82,939,638)
Unfunded corporate loans                   --       (122,114)
                                 ------------   ------------
Total                            $(19,006,056)  $(83,061,752)
                                 ============   ============

As of February 28, 2001, net unrealized depreciation for Federal income tax purposes aggregated $83,012,301, of which $4,740,623 related to appreciated securities and $87,752,924 related to depreciated securities. The aggregate cost of investments at February 28, 2001 for Federal income tax purposes was $577,007,056.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended February 28, 2001 increased by 67,125 as a result of dividend reinvestment and for the year ended February 29, 2000 remained constant.


5. Unfunded Corporate Loans:
As of February 28, 2001, the Fund had unfunded loan commitments of $2,760,911, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                     Unfunded
                                    Commitment
Borrower                          (in thousands)

Arena Brands, Inc.                   $  938
Dal Tile International, Inc.          1,823

6. Short-Term Borrowings
On April 25, 2000, the Fund extended its credit agreement with The Bank of New York for 90 days. The agreement was a $235,000,000 credit facility bearing interest at the Prime rate, the Federal
Funds rate plus .55% and/or the Eurodollar rate plus .50%.

On July 6, 2000, the Fund entered into a one-year $190,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). This agreement replaces the agreement the Fund had extended on April 25, 2000. The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major US money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes.

For the year ended February 28, 2001 the average amount borrowed was approximately $146,163,000 and the daily weighted average interest rate was 6.86%. For the year ended February 28, 2001, facility and commitment fees aggregated $285,657.


7. Capital Loss Carryforward:
At February 28, 2001, the Fund had a net capital loss carryforward of approximately $62,586,000, of which $7,098,000 expires in 2003, $12,057,000 expires in 2004, $734,000 expires in 2005, $4,283,000 expires in 2007, $12,755,000 expires in 2008, and $25,659,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
On March 7, 2001, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.057634 per share, payable on March 30, 2001 to shareholders of record as of March 19, 2001.



Senior High Income Portfolio, Inc.
February 28, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 2001, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 2001, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 16, 2001



Senior High Income Portfolio, Inc.
February 28, 2001


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice
President of Senior High Income Portfolio, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Zeikel and
Monagle well in their retirements.

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286


NYSE Symbol
ARK